Exhibit 99.2

Quarter Ended March 31, 2013 Earnings Conference Call May 9, 2013

Cautionary Statement Certain statements included herein contain forward-looking statements within the meaning of federal securities laws about KEMET Corporation's (the "Company") financial condition and results of operations that are based on management's current expectations, estimates and projections about the markets in which the Company operates, as well as management's beliefs and assumptions. Words such as "expects," "anticipates," "believes," "estimates," variations of such words and other similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in, or implied by, such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's judgment only as of the date hereof. The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect new information, future events or otherwise. Factors that may cause the actual outcome and results to differ materially from those expressed in, or implied by, these forward-looking statements include, but are not necessarily limited to the following: (i) adverse economic conditions could impact our ability to realize operating plans if the demand for our products declines, and such conditions could adversely affect our liquidity and ability to continue to operate; (ii) adverse economic conditions could cause the write down of long-lived assets or goodwill; (iii) an increase in the cost or a decrease in the availability of our principal or single-sourced purchased materials; (iv) changes in the competitive environment; (v) uncertainty of the timing of customer product qualifications in heavily regulated industries; (vi) economic, political, or regulatory changes in the countries in which we operate; (vii) difficulties, delays or unexpected costs in completing the restructuring plan; (viii) equity method investments expose us to a variety of risks; (ix) acquisitions and other strategic transactions expose us to a variety of risks; (x) inability to attract, train and retain effective employees and management; (xi) inability to develop innovative products to maintain customer relationships and offset potential price erosion in older products; (xii) exposure to claims alleging product defects; (xiii) the impact of laws and regulations that apply to our business, including those relating to environmental matters; (xiv) the impact of international laws relating to trade, export controls and foreign corrupt practices; (xv) volatility of financial and credit markets affecting our access to capital; (xvi) the need to reduce the total costs of our products to remain competitive; (xvii) potential limitation on the use of net operating losses to offset possible future taxable income; (xviii) restrictions in our debt agreements that limit our flexibility in operating our business; and (xix) additional exercise of the warrant by K Equity which could potentially result in the existence of a significant stockholder who could seek to influence our corporate decisions. 2

Income Statement Highlights U.S. GAAP 3 FY 2013 Mar-13 Dec-12 Mar-12 Net sales 842,954 $ 203,034 $ 200,297 $ 210,668 $ Gross margin 126,596 $ 27,167 $ 34,180 $ 27,126 $ Gross margin as a percentage of net sales 15.0% 13.4% 17.1% 12.9% Selling, general and administrative 110,474 $ 30,913 $ 25,411 $ 28,196 $ SG&A as a percentage of net sales 13.1% 15.2% 12.7% 13.4% Operating loss (37,519) $ (14,164) $ (5,290) $ (9,992) $ Net loss before equity loss from NEC TOKIN (80,928) $ (23,997) $ (14,257) $ (11,704) $ Loss per share before equity loss from NEC TOKIN - basic (1.80) $ (0.53) $ (0.32) $ (0.26) $ Loss per share before equity loss from NEC TOKIN - diluted (1.80) $ (0.53) $ (0.32) $ (0.26) $ Weighted avg. shares - basic 44,897 44,953 44,918 44,662 Weighted avg. shares - diluted 44,897 44,953 44,918 44,662 For the Quarters Ended (Amounts in thousands, except percentages and per share data)

Sales Summary – Q4 FY13 Updated 4-30-2013

Sales Summary – FY13 Updated 4-30-2013

Adjusted Gross Margin Non-GAAP 6 For the Quarters Ended (Amounts in thousands, except percentages) Mar-13 Dec-12 Mar-12 Net sales 203,034 $ 200,297 $ 210,668 $ Gross margin 27,167 $ 34,180 $ 27,126 $ Adjustments: Plant Start-up costs 1,307 1,524 2,190 Stock-based compensation expense 328 359 458 Adjusted gross margin 28,802 $ 36,063 $ 29,774 $ Adjusted gross margin as a percentage of net sales 14.2% 18.0% 14.1%

Adjusted Selling, General and Administrative Expenses Non-GAAP 7 For the Quarters Ended Mar-13 Dec-12 Mar-12 Net sales 203,034 $ 200,297 $ 210,668 $ Selling, general and administrative expenses (1) 30,913 $ 25,998 $ 28,196 $ Adjustments: ERP integration costs (2,469) (1,458) (2,772) Stock-based compensation expense (655) (664) (1,239) Acquisition related fees (3,009) (164) (866) Net curtailment and settlement loss on benefit plans (1) (1,354) (587) - Adjusted selling, general and administrative expenses 23,426 $ 23,125 $ 23,319 $ Adjusted selling, general and administrative as a percentage of net sales 11.5% 11.5% 11.1% (1) Amounts in December 2012 have been reclassified to conform to the current presentation. (Amounts in thousands, except percentages)

Adjusted Operating Income (Loss) Non-GAAP 8 Mar-13 Dec-12 Mar-12 Operating loss (15,927) $ (5,290) $ (9,992) $ Adjustments: Restructuring charges 5,047 3,886 876 Write down of long-lived assets 264 3,084 - ERP integration costs 2,469 1,458 2,772 Plant start-up costs 1,307 1,524 2,190 Stock-based compensation expense 1,015 1,078 1,697 Acquisition related fees 3,009 164 866 Net curtailment and settlement loss on benefit plans 1,354 587 - Net loss (gain) on sales and disposals of assets 141 (196) 226 Adjusted operating income (loss) (1,321) $ 6,295 $ (1,365) $ For the Quarters Ended (Amounts in thousands)

Adjusted Net Income (Loss) and Adjusted EBITDA
Non-GAAP

The Capacitance Company KEMET CHARGED.

(Amounts in thousands, except percentages and per share data)	FY 2013	For the Quarters Ended Mar-13	Dec-12	Mar-12
Net loss before equity loss from NEC TOKIN	**$ (80,928)**	**$ (23,997)**	**$ (14,257)**	**$ (11,704)**
Adjustments:				
Restructuring charges	18,719	5,047	3,886	876
Write down of long-lived assets	7,582	264	3,084	-
ERP integration costs	7,702	2,469	1,458	2,772
Plant start-up costs	6,122	1,307	1,524	2,190
Stock-based compensation expense	4,599	1,015	1,078	1,697
Goodwill impairment	1,092	-	-	-
Amortization included in interest expense	4,138	1,092	1,122	696
Acquisition related fees	4,581	3,009	164	866
Net curtailment and settlement loss on benefit plans	266	1,354	587	-
Net foreign exchange loss	(28)	(911)	(464)	(652)
Net (gain) loss on sales and disposals of assets	18	141	(196)	226
Registration related fees	20	-	-	-
Income tax impact of non-GAAP adjustments	(906)	(591)	(228)	(3,991)
Adjusted net loss before equity loss from NEC TOKIN	**$ (27,023)**	**$ (9,801)**	**$ (2,242)**	**$ (7,024)**
Adjusted EPS before equity loss from NEC TOKIN - basic	$ (0.60)	$ (0.22)	$ (0.05)	$ (0.16)
Adjusted EPS before equity loss from NEC TOKIN - diluted	$ (0.60)	$ (0.22)	$ (0.05)	$ (0.16)
Adjusted EBITDA	**$ 59,814**	**$ 11,386**	**$ 17,974**	**$ 9,676**
Weighted avg. shares - basic	44,897	44,953	44,918	44,662
Weighted avg. shares - diluted	44,897	44,953	44,918	44,662

9

One world. One KEMET.

Tantalum – Adjusted Gross Margin Non-GAAP 10 (in thousands) Q4 - FY13 Q3 - FY13 Net sales 95,788 $ 98,496 $ Gross margin 13,970 17,492 Gross margin % 14.6% 17.8% Stock-based compensation expense 118 132 - - Adjusted gross margin 14,088 $ 17,624 $ Adjusted gross margin as a % of net sales 14.7% 17.9%

Ceramic – Adjusted Gross Margin Non-GAAP 11 (in thousands) Q4 - FY13 Q3 - FY13 Net sales 53,577 $ 51,276 $ Gross margin 17,781 18,562 Gross margin % 33.2% 36.2% Stock-based compensation expense 54 74 - - Adjusted gross margin 17,835 $ 18,636 $ Adjusted gross margin as a % of net sales 33.3% 36.3%

Film & Electrolytic – Adjusted Gross Margin Non-GAAP 12 (in thousands) Q4 - FY13 Q3 - FY13 Net sales 53,669 $ 50,525 $ Gross loss (4,584) (1,874) Gross margin % -8.5% -3.7% Plant start-up costs 1,307 1,524 Stock-based compensation expense 156 154 - - Adjusted gross loss (3,121) $ (196) $ Adjusted gross margin as a % of net sales -5.8% -0.4%

Financial Highlights Includes only Accounts receivable, net; Inventories, net; and Accounts payable Calculated by annualizing the current quarter’s Net sales and Cost of sales 13 (Amounts in millions, except DSO and DPO) Mar-13 Dec-12 FX Impact Cash, cash equivalents and restricted cash 113.4 $ 163.7 $ (0.5) $ Capital expenditures 7.2 $ 8.0 $ Short-term debt 10.8 $ 7.9 $ Long-term debt 370.0 372.9 Debt premium 2.7 2.7 Total debt 383.5 $ 383.5 $ 0.1 $ Equity 278.2 $ 303.8 $ Net working capital (1) 228.5 $ 256.4 $ (2.7) $ Days in receivables (DSO)(2) 43.38 44 Days in payables (DPO)(2) 34 34 (1) (2)

Adjusted EBITDA Reconciliation Non-GAAP 14 For the Quarters Ended (Amounts in thousands) Mar-13 Dec-12 Mar-12 GAAP Net loss before equity loss from NEC TOKIN (23,997) $ (14,257) $ (11,704) $ Interest expense, net 10,463 10,193 10,740 Income tax expense (benefit) (655) 415 (4,145) Depreciation and amortization 11,880 10,502 6,810 EBITDA (2,309) 6,853 1,701 Excluding the following items (Non-GAAP) Restructuring charges 5,047 3,886 876 Write down of long-lived assets 264 3,084 - ERP integration costs 2,469 1,458 2,772 Plant start-up costs 1,307 1,524 2,190 Stock-based compensation expense 1,015 1,078 1,697 Acquisition related fees 3,009 164 866 Net curtailment and settlement loss on benefit plans 1,354 587 - Net foreign exchange (gain) (911) (464) (652) Net (gain) loss on sales and disposals of assets 141 (196) 226 Adjusted EBITDA 11,386 $ 17,974 $ 9,676 $

Non-GAAP Financial Measures 15 Non-GAAP Financial Measures Included in this presentation are certain non-GAAP financial measures designed to complement the financial information presented in accordance with generally accepted accounting principles in the United States of America because management believes such measures are useful to investors. Adjusted gross margin Adjusted gross margin represents net sales less cost of sales excluding adjustments which are outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted gross margin to facilitate our analysis and understanding of our business operations and believes that Adjusted gross margin is useful to investors because it provides a supplemental way to understand the underlying operating performance of the Company. Adjusted gross margin should not be considered as an alternative to gross margin or any other performance measure derived in accordance with GAAP. Adjusted selling, general and administrative expenses Adjusted selling, general and administrative expenses represents selling, general and administrative expenses excluding adjustments which are outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted selling, general and administrative expenses to facilitate our analysis and understanding of our business operations and believes that Adjusted selling, general and administrative expenses is useful to investors because it provides a supplemental way to understand the underlying operating performance of the Company. Adjusted selling, general and administrative expenses should not be considered as an alternative to selling, general and administrative expenses or any other performance measure derived in accordance with GAAP. Adjusted operating income Adjusted operating income represents operating income (loss), excluding adjustments which are outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted operating income to facilitate our analysis and understanding of our business operations and believes that Adjusted operating income is useful to investors because it provides a supplemental way to understand the underlying operating performance of the Company. Adjusted operating income should not be considered as an alternative to operating income or any other performance measure derived in accordance with GAAP. 15

Non-GAAP Financial Measures Continued 16 Adjusted net income (loss) and Adjusted EPS Adjusted net income and Adjusted EPS represent net income (loss) and EPS, excluding adjustments which are more specifically outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted net income and Adjusted EPS to evaluate the Company's operating performance and believes that Adjusted net income and Adjusted EPS are useful to investors because they provide a supplemental way to possibly better understand the underlying operating performance of the Company. Adjusted net income and Adjusted EPS should not be considered as alternatives to net income, operating income or any other performance measures derived in accordance with GAAP. Adjusted EBITDA Adjusted EBITDA represents net loss before income tax expense (benefit), interest expense, net, and depreciation and amortization expense, adjusted to exclude the following: restructuring charges, write down of long-lived assets, ERP integration costs, plant start-up costs, stock-based compensation expense (recovery), goodwill impairment, acquisition related fees, net curtailment and settlement gain (loss) on benefit plans, net foreign exchange (gain) loss, and net (gain) loss on sales and disposals of assets. We present Adjusted EBITDA as a supplemental measure of our performance and ability to service debt. We also present Adjusted EBITDA because we believe such measure is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry. We believe Adjusted EBITDA is an appropriate supplemental measure of debt service capacity, because cash expenditures on interest are, by definition, available to pay interest, and tax expense is inversely correlated to interest expense because tax expense goes down as deductible interest expense goes up; depreciation and amortization are non-cash charges. The other items excluded from Adjusted EBITDA are excluded in order to better reflect our continuing operations. In evaluating Adjusted EBITDA, you should be aware that in the future we may incur expenses similar to the adjustments in this presentation. Our presentation of Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by these types of adjustments. Adjusted EBITDA is not a measurement of our financial performance under GAAP and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP or as an alternative to cash flow from operating activities as a measure of our liquidity. 16

Non-GAAP Financial Measures Continued 17 Our Adjusted EBITDA measure has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are: it does not reflect our cash expenditures, future requirements for capital expenditures or contractual commitments; it does not reflect changes in, or cash requirements for, our working capital needs; it does not reflect the significant interest expense or the cash requirements necessary to service interest or principal payment on our debt; although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and our Adjusted EBITDA measure does not reflect any cash requirements for such replacements; it is not adjusted for all non-cash income or expense items that are reflected in our statements of cash flows; it does not reflect the impact of earnings or charges resulting from matters we consider not to be indicative of our ongoing operations; it does not reflect limitations on or costs related to transferring earnings from our subsidiaries to us; and other companies in our industry may calculate this measure differently than we do, limiting its usefulness as a comparative measure. Because of these limitations, Adjusted EBITDA should not be considered as a measure of discretionary cash available to us to invest in the growth of our business or as a measure of cash that will be available to us to meet our obligations. You should compensate for these limitations by relying primarily on our GAAP results and using Adjusted EBITDA only supplementally. 17